LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$485,183,000 (Approximate) STRUCTURED ASSET SECURITIES CORP. SERIES 2005-S6 SENIOR/SUBORDINATE CERTIFICATES Available Funds Floaters No Hard Cap – Act/360 – No Delay BACKED BY 2ND LIEN MORTGAGES

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC's web site, www.sec.gov.  Alternatively, if the offering is not registered under the Securities Act of 1933, as amended, investors should read the final Offering Memorandum.  In either case a copy of the final Prospectus Supplement (when complete) or the final Offering Memorandum for unregistered deals (when complete) may be obtained from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: Fixed Income Syndicate; phone number 212-526-7000.

To 10% Call
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity(4)	(S&P/Moody’s/Fitch)
A1	197,450,000	1M LIBOR	0.65	1-15	31.65%	TBD	11/25/2035	AAA/Aaa/AAA
A2	148,711,000	1M LIBOR	1.95	15-34	31.65%	TBD	11/25/2035	AAA/Aaa/AAA
M1	26,337,000	1M LIBOR	4.91	34-66	26.45%	TBD	11/25/2035	AA+/Aa1/AA+
M2	22,537,000	1M LIBOR	5.10	54-66	22.00%	TBD	11/25/2035	AA/Aa2/AA
M3	10,382,000	1M LIBOR	4.59	50-66	19.95%	TBD	11/25/2035	AA-/Aa3/AA-
M4	14,940,000	1M LIBOR	4.37	45-66	17.00%	TBD	11/25/2035	A+/A1/A+
M5	11,395,000	1M LIBOR	4.21	43-66	14.75%	TBD	11/25/2035	A/A2/A
M6	6,584,000	1M LIBOR	4.13	42-66	13.45%	TBD	11/25/2035	A-/A3/A-
M7	11,395,000	1M LIBOR	4.06	40-66	11.20%	TBD	11/25/2035	BBB+/Baa1/BBB+
M8	6,837,000	1M LIBOR	4.01	39-66	9.85%	TBD	11/25/2035	BBB/Baa2/BBB
M9	6,584,000	1M LIBOR	3.98	38-66	8.55%	TBD	11/25/2035	BBB-/Baa3/BBB-
B1	3,798,000	1M LIBOR	3.94	38-66	7.80%	TBD	11/25/2035	BB+/Ba1/BB+
B2	5,065,000	1M LIBOR	3.94	37-66	6.80%	TBD	11/25/2035	BB+/Ba2/BB+
B3	13,168,000	1M LIBOR	3.89	36-66	4.20%	TBD	11/25/2035	BB/NR/BB

To Maturity
			Est.	Payment	Initial		Legal	Expected
	Approximate		WAL(2)	Window(2)	C/E (3)	Initial	Final	Ratings
Class	Size ($)(1)	Benchmark	(yrs.)	(mos.)	(%)	Margin	Maturity(4)	(S&P/Moody’s/Fitch)
A1	197,450,000	1M LIBOR	0.65	1-15	31.65%	TBD	11/25/2035	AAA/Aaa/AAA
A2	148,711,000	1M LIBOR	1.95	15-34	31.65%	TBD	11/25/2035	AAA/Aaa/AAA
M1	26,337,000	1M LIBOR	6.73	34-146	26.45%	TBD	11/25/2035	AA+/Aa1/AA+
M2	22,537,000	1M LIBOR	5.50	54-129	22.00%	TBD	11/25/2035	AA/Aa2/AA
M3	10,382,000	1M LIBOR	4.97	50-124	19.95%	TBD	11/25/2035	AA-/Aa3/AA-
M4	14,940,000	1M LIBOR	4.74	45-121	17.00%	TBD	11/25/2035	A+/A1/A+
M5	11,395,000	1M LIBOR	4.57	43-117	14.75%	TBD	11/25/2035	A/A2/A
M6	6,584,000	1M LIBOR	4.48	42-113	13.45%	TBD	11/25/2035	A-/A3/A-
M7	11,395,000	1M LIBOR	4.41	40-111	11.20%	TBD	11/25/2035	BBB+/Baa1/BBB+
M8	6,837,000	1M LIBOR	4.34	39-106	9.85%	TBD	11/25/2035	BBB/Baa2/BBB
M9	6,584,000	1M LIBOR	4.29	38-102	8.55%	TBD	11/25/2035	BBB-/Baa3/BBB-
B1	3,798,000	1M LIBOR	4.24	38-98	7.80%	TBD	11/25/2035	BB+/Ba1/BB+
B2	5,065,000	1M LIBOR	4.22	37-96	6.80%	TBD	11/25/2035	BB+/Ba2/BB+
B3	13,168,000	1M LIBOR	4.12	36-92	4.20%	TBD	11/25/2035	BB/NR/BB

(1)

Subject to a permitted variance of + 5% in the aggregate.

(2)

The Certificates will be priced assuming 100% of the Prepayment Assumption.  100% of the Prepayment Assumption assumes a speed of 20% CPR for the first month in the life of the loan, increasing to 35% CPR in month 12 and remaining constant thereafter.

(3)

Initial Credit Enhancement includes overcollateralization of approximately 4.20%.

(4)

Assumes the second Distribution Date after the date of the last scheduled payment of the latest maturing mortgage loan.

Principal Payment Priority

I.

Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal will be paid to the Class A1 and A2 Certificates (the “Senior Certificates”), sequentially and in that order, until reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates (the “Subordinate Certificates”), sequentially and in that order, until reduced to zero.

II.

On or after the Stepdown Date and as long as a Trigger Event is not in effect, the principal distribution amount will be distributed as follows:

1)

To the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order, until the Credit Enhancement behind each class is equal to two times the related initial credit enhancement percentage.

The “Stepdown Date” is the Distribution Date following the Distribution Date on which the aggregate Class Principal Amount of the Class A1 and Class A2 Certificates has been reduced to zero.

The “Overcollateralization Target” with respect to any Distribution Date prior to the Stepdown Date is equal to approximately 4.20% of the Cut-Off Date collateral balance. The Overcollateralization Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal to the greater of (i) the lesser of (a) approximately 4.20% of the Cut-Off Date collateral balance and (b) approximately 8.40% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) approximately 0.50% of the Cut-Off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the Overcollateralization Target will be equal to the Overcollateralization Target for the immediately preceding Distribution Date.

The “Overcollateralization Amount” with respect to any Distribution Date is equal to the excess of (x) the current collateral balance over (y) the aggregate certificate principal balance after giving effect to distributions on such Distribution Date.

Interest Payment Priority

The “Interest Rate” for the Class A1, A2, M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on October 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay the Servicing Fee;

(2)

To pay Current Interest and Carryforward Interest to the Class A1 and A2 Certificates on a pro rata basis;

(3)

To pay Current Interest and Carryforward Interest to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates, sequentially and in that order;

(4)

To pay the Credit Risk Manager Fee;

(5)

To pay to the Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(6)

Any interest remaining after the application of (1) through (5) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Distribution Date, as needed to maintain the Overcollateralization Target;

(7)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Deferred Amounts;

(8)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class A1 and A2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

(9)

To pay sequentially to the Class M1, M2, M3, M4, M5, M6, M7, M8, M9, B1, B2 and B3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts; and

(10)

To pay remaining amounts to the holder of the Class X Certificates.

Carryforward Interest

“Carryforward Interest” for each Class of Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

“Current Interest” for any Class of Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related collection period, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the Servicing Fee Rate.

Origination and Servicing

The majority of the mortgage loans were originated by Aurora (54.12%), Ameriquest (35.07%), WMC Mortgage Corp (6.48%) and First Guaranty Mortgage Corp (2.49%) and are serviced by Aurora (55.18%) and GMAC (44.82%). All of the mortgage loans serviced by Aurora will transfer to GMAC on or about December 1, 2005.

Credit Risk Manager

The MurrayHill Company (“MurrayHill”) will act as a credit risk manager on behalf of the trust.  MurrayHill’s primary function will be to monitor and advise the servicers with respect to default management, and reporting for the benefit of the trust. The following summarizes some of MurrayHill’s monthly activities:

•

Monitoring of all loans that are 60 or more days delinquent to ensure all foreclosure timelines are met or forbearance plans are established.

•

Review of the prepayment penalty collections by the servicers.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated under its Net Funds Cap (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall and Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Offered Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses will be incurred when the principal balance of a liquidated mortgage loan is greater than the net liquidation proceeds.  Losses will also be incurred when mortgage loans are charged-off by the related servicer, which will occur when a mortgage loan becomes delinquent for a period of 180 days or more.  At such time, the charged-off mortgage loan’s outstanding principal balance will become a realized loss.  In addition, if a mortgage loan becomes delinquent for a period of 210 days or more, the mortgage loan will be released from the trust fund. The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”. The balance of the Class A1 and A2 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Class Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the principal remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the current collateral balance of the loans is reduced to less than 10% of the Cut-Off Date collateral balance.  If the optional redemption is not exercised, beginning with the following Distribution Date, the margins on the Class A Certificates will double and the margins on the Class M and the Class B Certificates will increase to 1.5 times their initial margin.

Credit Enhancement

Subordination

The Class A Certificates will have limited protection by means of the subordination of the Subordinate Certificates.  The Class A Certificates will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation and the Class B Certificates.  Each Class of Class B Certificates will be senior to all other Classes of Class B Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Class M and Class B Certificates will be reduced by the Applied Loss Amount in the following order: to the Class B Certificates in inverse order of priority, until all of the Class B Certificates have been reduced to zero and then to the Class M Certificates in inverse order of priority, until all of the Class M Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess interest will be used to achieve or maintain the OC Target.

The OC Target with respect to any Distribution Date prior to the Stepdown Date is equal to approximately 4.20% of the Cut-Off Date collateral balance.  The OC Target with respect to any Distribution Date on or after the Stepdown Date and for which a Trigger Event is not in effect is equal the greater of (i) the lesser of (a) approximately 4.20% of the Cut-Off Date collateral balance and (b) approximately 8.40% of the current collateral balance, after giving effect to distributions on that Distribution Date, and (ii) approximately 0.50% of the Cut-Off Date collateral balance.  For any Distribution Date on or after the Stepdown Date and for which a Trigger Event is in effect, the OC Target will be equal to the OC Target for the immediately preceding Distribution Date.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [10.50%] of the Most Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

November 2007 to October 2008

[1.60%] for the first month, plus an additional 1/12th of [2.05%] for each month thereafter

November 2008 to October 2009

[3.65%] for the first month, plus an additional 1/12th of [2.60%] for each month thereafter

November 2009 to October 2010

[6.25%] for the first month, plus an additional 1/12th of

[2.05%] for each month thereafter

November 2010 to October 2011

[8.30%] for the first month, plus an additional 1/12th of

[1.55%] for each month thereafter

November 2011 to October 2012

[9.85%] for the first month, plus an additional 1/12th of

[0.50%] for each month thereafter

November 2012 and thereafter

[10.35%]

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative realized losses incurred on the Mortgage Loans from the Cut-Off Date through the last day of the related Collection Period by (y) the Cut-Off Date collateral balance.

The “Most Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the (x) the total Certificate Principal Amount of the Subordinate Certificates less the Class Principal Amount of the Most Senior Certificate and (y) the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

The “Most Senior Certificate” for any Distribution Date will be the Subordinate Certificate with the highest payment priority for such date.

Lehman Brothers Contacts

MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315
	Anish Kumar	(212) 526-8315
	Domenic Tripodi	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Angel Lau	(212) 526-9245
	Christina Barretto	(212) 526-2185
	Shelly Garg	(212) 526-0198
	Patrick Fruzzetti	(212) 526-2693
	Elena Yu	(212) 526-0524

Rating Agency Contacts

S&P	Jonathan Hierl	(212) 438-2555
Moody’s	Marjan Riggi	(212) 553-4468
Fitch	Lori Samuels	(212) 908-0264

Summary of Terms
Issuer:	Structured Asset Securities Corporation, Series 2005-S6
Depositor:	Structured Asset Securities Corporation
Trustee:	Wells Fargo Bank, N.A.
Master Servicer:	Aurora Loan Services LLC
Credit Risk Manager:	The MurrayHill Company
Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business DayActual First Distribution Date: November 25, 2005
Cut-Off Date:	October 1, 2005
Pricing Date:	Week of October 21, 2005
Closing Date:	October 28, 2005
Settlement Date:	October 28, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	0 days on the LIBOR Certificates
Dated Date:	October 25, 2005 for the LIBOR Certificates
Day Count:	Actual/360 for the LIBOR Certificates
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee Rate:	0.50% of the loan principal balance annually
Credit Risk Manager Fee:	[0.009%] of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments of $1 in excess thereof for the Class A Certificates. Minimum $100,000; increments of $1 in excess thereof for the Class M and Class B Certificates.
SMMEA Eligibility:	None of the certificates are expected to be SMMEA eligible
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.27	0.86	0.65	0.52	0.43
Window (mos)	1-32	1-21	1-15	1-12	1-10
Expected Final Mat.	6/25/2008	7/25/2007	1/25/2007	10/25/2006	8/25/2006

Class A2
Avg. Life (yrs)	4.09	2.68	1.95	1.51	1.21
Window (mos)	32-71	21-46	15-34	12-26	10-21
Expected Final Mat.	9/25/2011	8/25/2009	8/25/2008	12/25/2007	7/25/2007

Class M1
Avg. Life (yrs)	11.19	7.40	4.91	3.72	2.74
Window (mos)	71-139	46-91	34-66	26-50	21-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

Class M2
Avg. Life (yrs)	10.40	6.76	5.10	3.88	3.17
Window (mos)	109-139	70-91	54-66	41-50	34-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

Class M3
Avg. Life (yrs)	9.49	6.17	4.59	3.49	2.84
Window (mos)	101-139	66-91	50-66	38-50	31-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

Class M4
Avg. Life (yrs)	9.08	5.91	4.37	3.33	2.69
Window (mos)	93-139	60-91	45-66	35-50	28-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

Class M5
Avg. Life (yrs)	8.79	5.72	4.21	3.21	2.58
Window (mos)	88-139	57-91	43-66	33-50	27-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

Class M6
Avg. Life (yrs)	8.63	5.62	4.13	3.15	2.53
Window (mos)	86-139	56-91	42-66	32-50	26-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

Class M7
Avg. Life (yrs)	8.51	5.54	4.06	3.10	2.49
Window (mos)	83-139	54-91	40-66	31-50	25-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class M8
Avg. Life (yrs)	8.40	5.48	4.01	3.05	2.46
Window (mos)	81-139	53-91	39-66	30-50	24-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

Class M9
Avg. Life (yrs)	8.34	5.43	3.98	3.03	2.42
Window (mos)	79-139	51-91	38-66	29-50	24-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

Class B1
Avg. Life (yrs)	8.29	5.40	3.94	3.00	2.42
Window (mos)	78-139	51-91	38-66	29-50	24-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

Class B2
Avg. Life (yrs)	8.26	5.38	3.94	3.00	2.40
Window (mos)	77-139	50-91	37-66	29-50	23-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

Class B3
Avg. Life (yrs)	8.19	5.34	3.89	2.97	2.38
Window (mos)	75-139	49-91	36-66	28-50	23-40
Expected Final Mat.	5/25/2017	5/25/2013	4/25/2011	12/25/2009	2/25/2009

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.02	0.66	0.47
Window (mos)	1-26	1-17	1-12
Expected Final Mat.	12/25/2007	3/25/2007	10/25/2006

Class A2
Avg. Life (yrs)	3.46	2.20	1.56
Window (mos)	26-60	17-39	12-27
Expected Final Mat.	10/25/2010	1/25/2009	1/25/2008

Class M1
Avg. Life (yrs)	9.95	5.85	4.40
Window (mos)	60-120	39-77	27-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Class M2
Avg. Life (yrs)	8.83	5.91	4.07
Window (mos)	92-120	62-77	42-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Class M3
Avg. Life (yrs)	8.09	5.32	3.70
Window (mos)	86-120	57-77	39-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Class M4
Avg. Life (yrs)	7.75	5.07	3.54
Window (mos)	79-120	52-77	36-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Class M5
Avg. Life (yrs)	7.51	4.89	3.42
Window (mos)	75-120	50-77	34-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Class M6
Avg. Life (yrs)	7.38	4.79	3.36
Window (mos)	73-120	48-77	33-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Class M7
Avg. Life (yrs)	7.28	4.71	3.31
Window (mos)	70-120	46-77	32-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Sensitivity Analysis – To 10% Call

% CPR	20%	30%	40%

Class M8
Avg. Life (yrs)	7.19	4.65	3.27
Window (mos)	68-120	45-77	31-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Class M9
Avg. Life (yrs)	7.13	4.61	3.24
Window (mos)	67-120	44-77	31-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Class B1
Avg. Life (yrs)	7.10	4.59	3.21
Window (mos)	66-120	44-77	30-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Class B2
Avg. Life (yrs)	7.07	4.55	3.21
Window (mos)	65-120	43-77	30-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Class B3
Avg. Life (yrs)	7.01	4.52	3.18
Window (mos)	63-120	41-77	29-55
Expected Final Mat.	10/25/2015	3/25/2012	5/25/2010

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.27	0.86	0.65	0.52	0.43
Window (mos)	1-32	1-21	1-15	1-12	1-10
Expected Final Mat.	6/25/2008	7/25/2007	1/25/2007	10/25/2006	8/25/2006

Class A2
Avg. Life (yrs)	4.09	2.68	1.95	1.51	1.21
Window (mos)	32-71	21-46	15-34	12-26	10-21
Expected Final Mat.	9/25/2011	8/25/2009	8/25/2008	12/25/2007	7/25/2007

Class M1
Avg. Life (yrs)	14.18	9.89	6.73	5.12	3.75
Window (mos)	71-267	46-184	34-146	26-111	21-87
Expected Final Mat.	1/25/2028	2/25/2021	12/25/2017	1/25/2015	1/25/2013

Class M2
Avg. Life (yrs)	11.04	7.30	5.50	4.19	3.43
Window (mos)	109-239	70-177	54-129	41-98	34-76
Expected Final Mat.	9/25/2025	7/25/2020	7/25/2016	12/25/2013	2/25/2012

Class M3
Avg. Life (yrs)	10.11	6.71	4.97	3.79	3.06
Window (mos)	101-230	66-171	50-124	38-94	31-74
Expected Final Mat.	12/25/2024	1/25/2020	2/25/2016	8/25/2013	12/25/2011

Class M4
Avg. Life (yrs)	9.69	6.44	4.74	3.62	2.90
Window (mos)	93-225	60-167	45-121	35-92	28-72
Expected Final Mat.	7/25/2024	9/25/2019	11/25/2015	6/25/2013	10/25/2011

Class M5
Avg. Life (yrs)	9.37	6.23	4.57	3.49	2.79
Window (mos)	88-217	57-162	43-117	33-89	27-69
Expected Final Mat.	11/25/2023	4/25/2019	7/25/2015	3/25/2013	7/25/2011

Class M6
Avg. Life (yrs)	9.20	6.12	4.48	3.42	2.73
Window (mos)	86-210	56-156	42-113	32-86	26-67
Expected Final Mat.	4/25/2023	10/25/2018	3/25/2015	12/25/2012	5/25/2011

Class M7
Avg. Life (yrs)	9.06	6.03	4.41	3.36	2.68
Window (mos)	83-205	54-153	40-111	31-84	25-66
Expected Final Mat.	11/25/2022	7/25/2018	1/25/2015	10/25/2012	4/25/2011

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class M8
Avg. Life (yrs)	8.92	5.94	4.34	3.30	2.64
Window (mos)	81-195	53-146	39-106	30-80	24-63
Expected Final Mat.	1/25/2022	12/25/2017	8/25/2014	6/25/2012	1/25/2011

Class M9
Avg. Life (yrs)	8.82	5.88	4.29	3.27	2.60
Window (mos)	79-188	51-142	38-102	29-78	24-61
Expected Final Mat.	6/25/2021	8/25/2017	4/25/2014	4/25/2012	11/25/2010

Class B1
Avg. Life (yrs)	8.75	5.82	4.24	3.23	2.59
Window (mos)	78-181	51-136	38-98	29-75	24-59
Expected Final Mat.	11/25/2020	2/25/2017	12/25/2013	1/25/2012	9/25/2010

Class B2
Avg. Life (yrs)	8.70	5.78	4.22	3.22	2.55
Window (mos)	77-177	50-133	37-96	29-73	23-57
Expected Final Mat.	7/25/2020	11/25/2016	10/25/2013	11/25/2011	7/25/2010

Class B3
Avg. Life (yrs)	8.63	5.66	4.12	3.15	2.51
Window (mos)	75-177	49-128	36-92	28-70	23-55
Expected Final Mat.	7/25/2020	6/25/2016	6/25/2013	8/25/2011	5/25/2010

(1)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.02	0.66	0.47
Window (mos)	1-26	1-17	1-12
Expected Final Mat.	12/25/2007	3/25/2007	10/25/2006

Class A2
Avg. Life (yrs)	3.46	2.20	1.56
Window (mos)	26-60	17-39	12-27
Expected Final Mat.	10/25/2010	1/25/2009	1/25/2008

Class M1
Avg. Life (yrs)	12.91	8.07	5.93
Window (mos)	60-239	39-172	27-123
Expected Final Mat.	9/25/2025	2/25/2020	1/25/2016

Class M2
Avg. Life (yrs)	9.46	6.39	4.39
Window (mos)	92-211	62-152	42-108
Expected Final Mat.	5/25/2023	6/25/2018	10/25/2014

Class M3
Avg. Life (yrs)	8.70	5.79	4.02
Window (mos)	86-202	57-146	39-104
Expected Final Mat.	8/25/2022	12/25/2017	6/25/2014

Class M4
Avg. Life (yrs)	8.36	5.53	3.85
Window (mos)	79-198	52-143	36-102
Expected Final Mat.	4/25/2022	9/25/2017	4/25/2014

Class M5
Avg. Life (yrs)	8.09	5.33	3.72
Window (mos)	75-190	50-138	34-98
Expected Final Mat.	8/25/2021	4/25/2017	12/25/2013

Class M6
Avg. Life (yrs)	7.95	5.22	3.65
Window (mos)	73-184	48-134	33-95
Expected Final Mat.	2/25/2021	12/25/2016	9/25/2013

Class M7
Avg. Life (yrs)	7.83	5.13	3.59
Window (mos)	70-179	46-131	32-93
Expected Final Mat.	9/25/2020	9/25/2016	7/25/2013

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class M8
Avg. Life (yrs)	7.75	5.05	3.54
Window (mos)	68-177	45-125	31-88
Expected Final Mat.	7/25/2020	3/25/2016	2/25/2013

Class M9
Avg. Life (yrs)	7.69	4.99	3.51
Window (mos)	67-177	44-121	31-85
Expected Final Mat.	7/25/2020	11/25/2015	11/25/2012

Class B1
Avg. Life (yrs)	7.65	4.95	3.46
Window (mos)	66-177	44-116	30-82
Expected Final Mat.	7/25/2020	6/25/2015	8/25/2012

Class B2
Avg. Life (yrs)	7.60	4.90	3.44
Window (mos)	65-175	43-113	30-80
Expected Final Mat.	5/25/2020	3/25/2015	6/25/2012

Class B3
Avg. Life (yrs)	7.44	4.80	3.37
Window (mos)	63-168	41-109	29-77
Expected Final Mat.	10/25/2019	11/25/2014	3/25/2012

Net Funds Cap Schedule (1) (2)

Period	Net Funds Cap (%)	Period	Net Funds Cap (%)
1	9.62998	35	9.62934
2	9.95090	36	9.95032
3	9.62982	37	9.62934
4	9.62974	38	9.95032
5	10.66140	39	9.62935
6	9.62957	40	9.62935
7	9.95046	41	10.66107
8	9.62939	42	9.62935
9	9.95027	43	9.95033
10	9.62930	44	9.62936
11	9.62930	45	9.95034
12	9.95028	46	9.62936
13	9.62930	47	9.62936
14	9.95028	48	9.95034
15	9.62930	49	9.62937
16	9.62930	50	9.95035
17	10.66102	51	9.62937
18	9.62931	52	9.62937
19	9.95029	53	10.66109
20	9.62931	54	9.62938
21	9.95029	55	9.95036
22	9.62931	56	9.62938
23	9.62932	57	9.95036
24	9.95030	58	9.62938
25	9.62932	59	9.62939
26	9.95030	60	9.95037
27	9.62932	61	9.62939
28	9.62933	62	9.95037
29	10.29342	63	9.62940
30	9.62933	64	9.62940
31	9.95031	65	10.66112
32	9.62933	66	9.62940
33	9.95031	67	9.95038
34	9.62934	68	9.62941

(1)

Based on one-month LIBOR of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 2.

Excess Spread (1)(2)

Period	Excess Spread	Period	Excess Spread
1	5.55%	31	4.89%
2	5.58%	32	4.72%
3	5.19%	33	4.88%
4	5.15%	34	4.70%
5	5.53%	35	4.70%
6	4.99%	36	4.67%
7	5.10%	37	4.39%
8	4.88%	38	4.65%
9	5.03%	39	4.55%
10	4.85%	40	4.57%
11	4.83%	41	5.10%
12	4.98%	42	4.59%
13	4.81%	43	4.77%
14	4.97%	44	4.60%
15	4.75%	45	4.77%
16	4.81%	46	4.59%
17	5.31%	47	4.59%
18	4.81%	48	4.75%
19	4.97%	49	4.58%
20	4.80%	50	4.75%
21	4.97%	51	4.57%
22	4.80%	52	4.56%
23	4.79%	53	5.08%
24	4.95%	54	4.55%
25	4.77%	55	4.72%
26	4.93%	56	4.54%
27	4.76%	57	4.71%
28	4.75%	58	4.53%
29	5.08%	59	4.53%
30	4.73%	60	4.70%

(1)

Based on gradually increasing one-month LIBOR.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 2.

SASCO 2005-S6 Collateral Summary

Collateral information is as of the Cut-Off Date.

Collateral Characteristics
Collateral characteristics are listed below as of the Cut-Off Date

Amortization Type
	Mortgage Loans	Principal Balance ($)	% ofPrincipal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Balloon	3,364	$181,881,222.67	35.91%	10.296%	695	95.88%	26.95%
Fixed Rate	6,464	324,572,884.95	64.09	10.538	685	97.62	30.75
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% ofPrincipal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
0.01 - 50,000.00	6,052	$187,117,488.85	36.95%	10.577%	689	97.07%	34.28%
50,000.01 - 100,000.00	2,944	203,899,175.16	40.26	10.415	685	97.82	30.93
100,000.01 - 150,000.00	656	78,452,408.48	15.49	10.297	689	97.30	19.11
150,000.01 - 200,000.00	120	20,851,609.38	4.12	10.436	702	95.05	26.04
200,000.01 - 250,000.00	21	4,827,212.96	0.95	10.687	719	89.16	0.00
250,000.01 - 300,000.00	18	5,007,766.31	0.99	10.451	709	87.44	0.00
300,000.01 - 350,000.00	6	2,050,789.76	0.40	9.530	699	79.46	0.00
350,000.01 - 400,000.00	11	4,247,656.72	0.84	9.743	714	86.34	28.09
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Purchase	8,572	$442,253,699.90	87.32%	10.493%	692	97.35%	28.02%
Cash Out Refinance	1,081	57,669,659.49	11.39	10.208	664	94.72	38.67
Rate/Term Refinance	175	6,530,748.23	1.29	9.727	678	92.80	39.69
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Primary Home	6,747	$385,581,925.00	76.13%	10.284%	677	97.66%	29.54%
Investment	2,642	99,976,248.11	19.74	11.077	725	94.63	26.88
Second Home	439	20,895,934.51	4.13	10.542	724	95.89	38.64
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

Original Terms to Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
1 - 180	3,519	$187,610,975.40	37.04%	10.300%	695	95.81%	27.18%
181 - 240	53	2,264,552.50	0.45	10.531	673	97.80	42.45
241 - 360	6,256	316,578,579.72	62.51	10.540	685	97.69	30.60
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
1 - 180	3,519	$187,610,975.40	37.04%	10.300%	695	95.81%	27.18%
181 - 240	53	2,264,552.50	0.45	10.531	673	97.80	42.45
241 - 360	6,256	316,578,579.72	62.51	10.540	685	97.69	30.60
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

State Distributions (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
CA	1,627	$137,690,484.20	27.19%	10.297%	682	96.81%	26.16%
FL	1,351	62,369,268.84	12.31	10.548	694	96.56	29.39
AZ	811	34,068,613.17	6.73	10.565	699	96.52	24.90
NV	477	27,345,659.73	5.40	10.774	686	97.20	22.20
IL	561	24,553,749.98	4.85	10.749	679	98.69	34.34
VA	351	23,166,397.96	4.57	10.213	692	96.34	14.09
MD	380	20,780,017.86	4.10	10.345	684	97.09	23.40
NY	235	17,592,224.86	3.47	10.405	687	97.01	23.43
CO	383	17,403,354.36	3.44	10.218	689	97.17	40.78
TX	578	17,047,140.86	3.37	9.843	700	97.48	36.50
Other	3,074	124,437,195.80	24.57	10.596	690	97.17	36.91
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

Original Combined Loan-to-Value Ratio*
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
<= 60.000	22	$1,548,447.34	0.31%	9.496%	722	40.94%	4.90%
60.001 - 70.000	20	1,224,665.39	0.24	8.487	720	64.59	2.83
70.001 - 80.000	208	19,417,460.33	3.83	8.538	714	78.69	2.74
80.001 - 85.000	138	5,793,918.84	1.14	8.954	705	84.38	4.91
85.001 - 90.000	1,118	44,453,056.07	8.78	9.932	701	89.77	9.06
90.001 - 95.000	1,823	79,863,725.88	15.77	10.990	714	94.86	8.81
90.001 - 100.000	6,499	354,152,833.77	69.93	10.535	679	99.95	38.64
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

*Includes the loan in the securitization and any senior liens.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
1 - 499	18	$1,015,556.71	0.20%	11.604%	477	100.00%	27.73%
500 - 520	9	425,876.84	0.08	11.387	508	100.00	22.68
521 - 540	4	193,134.70	0.04	12.051	537	100.00	0.00
541 - 560	9	488,165.08	0.10	11.139	552	100.00	46.39
561 - 580	20	995,817.39	0.20	10.599	575	99.33	45.23
581 - 600	110	5,111,259.62	1.01	10.665	592	98.82	80.33
601 - 620	451	22,524,886.54	4.45	10.788	612	99.67	62.38
621 - 640	1,316	66,606,940.51	13.15	10.971	630	98.83	41.86
641 - 660	1,221	65,123,789.05	12.86	10.645	651	98.47	37.62
661 - 680	1,196	64,930,571.22	12.82	10.564	670	96.15	23.42
681 - 700	1,512	80,071,854.77	15.81	10.452	690	96.76	20.89
701 - 720	1,279	65,536,401.75	12.94	10.174	710	96.65	19.43
721 - 740	967	48,162,860.86	9.51	10.159	730	95.80	20.18
741 - 760	742	37,132,274.89	7.33	10.170	750	95.53	22.54
761 - 780	568	28,180,690.60	5.56	10.119	770	95.54	27.16
781 >=	406	19,954,027.09	3.94	9.759	794	94.57	34.26
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Single Family	5,732	$298,544,190.10	58.95%	10.373%	683	97.37%	29.25%
PUD	2,006	108,263,240.92	21.38	10.345	692	96.23	24.24
2-4 Family	1,080	54,525,452.51	10.77	10.937	709	96.33	38.69
Condo	1,010	45,121,224.09	8.91	10.633	688	97.12	31.42
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

Prepayment Penalty Term by Product Type ($)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
Fixed Rate	$315,071,781.44	$1,625,311.14	$7,095,169.54	$739,579.05	$0.00	$41,043.78	$324,572,884.95
Balloon	145,859,896.81	4,930,948.32	27,545,523.41	3,544,854.13	0.00	0.00	181,881,222.67
Total:	$460,931,678.25	$6,556,259.46	$34,640,692.95	$4,284,433.18	$0.00	$41,043.78	$506,454,107.62

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49 – 60 Months	Total
Fixed Rate	97.07%	0.50%	2.19%	0.23%	0.00%	0.01%	64.09%
Balloon	80.20	2.71	15.14	1.95	0.00	0.00	35.91
Total:	91.01%	1.29%	6.84%	0.85%	0.00%	0.01%	100.00%

Prepayment Penalty Description (Top 5)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
None	9,122	$460,931,678.25	91.01%	10.486%	691	96.82%	28.47%
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	416	25,856,832.24	5.11	10.445	674	98.47	27.04
6 Mo. Int. on Amount Prepaid > 20% UPB	238	17,347,691.22	3.43	9.599	658	99.02	54.26
2% of Amount Prepaid	29	1,562,117.80	0.31	10.092	650	98.60	40.17
5% of Amount Prepaid	8	356,278.19	0.07	9.713	637	99.11	81.82
Other	15	399,509.92	0.08	9.932	657	99.92	68.25
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Stated	3,266	$183,237,020.74	36.18%	10.856%	685	98.38%	0.00%
Full	3,088	148,836,708.14	29.39	9.976	676	99.27	100.00
Limited	2,403	122,199,744.09	24.13	10.607	697	95.73	0.00
No Documentation	1,071	52,180,634.65	10.30	10.018	717	88.60	0.00
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

DTI Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
Full Doc Loans:
Not Available	2	$104,178.74	0.02%	9.938%	800	100.00%	100.00%
0.01 to 5.00	3	242,252.73	0.05	10.159	617	100.00	100.00
5.01 to 10.00	8	369,497.88	0.07	10.909	648	99.38	100.00
10.01 to 15.00	22	976,061.17	0.19	9.407	709	99.30	100.00
15.01 to 20.00	51	2,305,352.05	0.46	9.988	704	98.79	100.00
20.01 to 25.00	108	4,848,740.63	0.96	10.118	695	99.19	100.00
25.01 to 30.00	243	10,143,674.41	2.00	9.920	692	98.70	100.00
30.01 to 35.00	428	19,368,720.16	3.82	9.958	685	98.94	100.00
35.01 to 40.00	640	30,579,393.76	6.04	9.928	676	99.34	100.00
40.01 to 45.00	929	46,801,820.63	9.24	9.987	677	99.24	100.00
45.01 to 50.00	586	29,376,864.72	5.80	10.033	658	99.68	100.00
50.01 to 55.00	62	3,257,422.02	0.64	9.880	653	99.14	100.00
55.01 to 60.00	6	462,729.24	0.09	9.926	620	100.00	100.00
Subtotal (Full Doc) :	3,088	$148,836,708.14	29.39%	9.976%	676	99.27%	100.00%

Non-Full Doc Loans:
Not Available	2,117	$113,203,253.29	22.35%	10.138%	717	92.42%	0.00%
0.01 to 5.00	4	121,346.55	0.02	11.713	662	98.42	0.00
5.01 to 10.00	16	1,167,100.59	0.23	10.721	672	96.93	0.00
10.01 to 15.00	43	1,460,981.03	0.29	11.321	690	97.38	0.00
15.01 to 20.00	86	3,253,951.54	0.64	10.893	691	97.23	0.00
20.01 to 25.00	167	6,839,715.42	1.35	10.798	702	96.31	0.00
25.01 to 30.00	338	14,285,438.42	2.82	10.759	698	97.02	0.00
30.01 to 35.00	658	31,611,898.59	6.24	10.936	691	97.07	0.00
35.01 to 40.00	1,044	54,891,482.36	10.84	10.843	687	97.06	0.00
40.01 to 45.00	1,454	81,202,852.87	16.03	10.850	682	97.72	0.00
45.01 to 50.00	785	47,859,191.89	9.45	11.037	667	99.39	0.00
50.01 to 55.00	27	1,670,535.23	0.33	9.732	660	99.11	0.00
55.01 to 60.00	1	49,651.70	0.01	10.950	581	77.15	0.00
Subtotal (Non-Full Doc):	6,740	$357,617,399.48	70.61%	10.649%	694	96.05%	0.00%

Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	Non-Zero Weighted Avg. FICO	Weighted Avg. Original CLTV (%)	Full Doc (%)
6.001 to 6.500	2	$78,039.83	0.02%	6.257%	731	97.58%	100.00%
6.501 to 7.000	3	115,748.39	0.02	7.000	764	87.52	17.24
7.001 to 7.500	47	2,778,354.09	0.55	7.341	722	94.28	42.68
7.501 to 8.000	200	11,474,801.76	2.27	7.892	731	87.29	38.32
8.001 to 8.500	420	25,201,816.21	4.98	8.323	721	89.17	32.80
8.501 to 9.000	698	35,713,652.65	7.05	8.847	713	94.20	33.24
9.001 to 9.500	1,177	63,033,022.60	12.45	9.330	704	96.72	42.82
9.501 to 10.000	1,490	76,239,107.49	15.05	9.825	690	97.54	40.16
10.001 to 10.500	1,047	53,245,090.60	10.51	10.328	670	98.49	54.99
10.501 to 11.000	1,472	79,570,459.10	15.71	10.796	684	98.73	18.69
Greater than 11.000	3,272	159,004,014.90	31.40	12.006	675	98.09	13.37
Total:	9,828	$506,454,107.62	100.00%	10.451%	688	96.99%	29.39%